EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth T. Neilson as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments and post-effective amendments to that certain Registration Statement of HUBCO, Inc. on Form S-4, and to file the same with all exhibits thereto, and grants unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in one or more counterparts.

     The foregoing Power of Attorney was prepared in conjunction with the Registration Statement on Form S-4 and has been duly signed by the following persons in the capacities and dates indicated.

        Signature                         Title                     Date
        ---------                         -----                     -----

JAMES E. SCHIERLOH                 Chairman of the             March 29, 1995
- -----------------------------      Board and Director
James E. Schierloh

ROBERT J. BURKE                    Director                    March 29, 1995
- -----------------------------
Robert J. Burke

JOAN DAVID                         Director                    March 29, 1995
- -----------------------------
Joan David

THOMAS R. FARLEY                   Director                    March 29, 1995
- -----------------------------
Thomas R. Farley

HENRY G. HUGELHEIM                 Director                    March 29, 1995
- -----------------------------
Henry G. Hugelheim

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HARRY J. LEBER                     Director                    April 1, 1995
- -----------------------------
Harry J. Leber

CHARLES F.X. POGGI                 Director                    March 29, 1995
- -----------------------------
Charles F.X. Poggi

SISTER GRACE FRANCES STRAUBER      Director                    March 29, 1995
- -----------------------------
Sister Grace Frances Strauber

EDWIN WACHTEL                      Director                    March 29, 1995
- -----------------------------
Edwin Wachtel

CHRISTINA L. MAIER                 Assistant Treasurer         March 29, 1995
- -----------------------------      (Principal Accounting
Christina L. Maier                 Officer)